                                                                EXECUTION COPY

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                   9-3/4% Senior Subordinated Notes due 2007


                              PURCHASE AGREEMENT


                              dated May 16, 1997

                                     among

                     WINDY HILL PET FOOD ACQUISITION CO.,


                             CHASE SECURITIES INC.

                                      and

                    CREDIT SUISSE FIRST BOSTON CORPORATION


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                                 $120,000,000

                   9-3/4% Senior Subordinated Notes due 2007

                              PURCHASE AGREEMENT

                                                      May 16, 1997

CHASE SECURITIES INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
c/o Chase Securities Inc.
270 Park Avenue, 4th Floor
New York, New York 10017

Dear Ladies and Gentlemen:

            WINDY HILL PET FOOD COMPANY, INC. (as more fully defined below, the "Company") proposes to issue and sell to CHASE SECURITIES INC. and CREDIT SUISSE FIRST BOSTON CORPORATION (the "Initial Purchasers") $120,000,000 aggregate principal amount of its 9-3/4% Senior Subordinated Notes due 2007 (the "Notes"). The Notes will be issued pursuant to an Indenture to be dated as of May 21, 1997 (the "Indenture"), between the Company and Wilmington Trust Company, as trustee (the "Trustee"). This is to confirm the agreement concerning the purchase of the Notes from the Company by the Initial Purchasers. For all purposes of this Agreement, the term "Company" shall mean, as the context requires and except as noted below, (i) prior to the consummation of the Transaction (as defined in the Offering Memorandum), Windy Hill Pet Food Acquisition Co., a Minnesota corporation ("Acquisition Co."), and (ii) upon consummation of the Transaction, the surviving corporation (whose name shall be changed to Windy Hill Pet Food Company, Inc.) after the merger of Acquisition Co. and the pet food business of Hubbard Milling Company, a Minnesota corporation, and the contribution of the assets and liabilities of Windy Hill Pet Food Company, Inc., a Delaware corporation, to the surviving entity, as described in the Offering Memorandum. For purposes of Section 1 of this Agreement, the term "Company", used as of the date hereof, shall include the pet food business of Hubbard Milling Company and Windy Hill Pet Food Company, Inc., a Delaware corporation.

            The Notes will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on an exemption therefrom. The Company has prepared a preliminary offering memorandum, dated May 2, 1997 (the "preliminary offering memorandum"), and will prepare an offering memorandum dated the date hereof (such offering memorandum, in the form furnished to the Initial Purchasers for use in connection with the offering of the Notes, the "Offering Memorandum"), setting forth information concerning the Company and the Notes. Copies of the preliminary offering memorandum have been, and copies of the Offering Memorandum will be delivered by the Company to the Initial Purchasers

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                                                                               2


pursuant to the terms of this Agreement. Any references herein to the preliminary offering memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto and all documents incorporated therein by reference. The Company hereby confirms that it has authorized the use of the preliminary offering memorandum and the Offering Memorandum in connection with the offering and resale of the Notes by the Initial Purchasers in accordance with Section 3 hereof.

            The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of the Exchange and Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Company will agree to use its best efforts to commence an offer to exchange the Notes for securities which have been registered under the Securities Act (the "Exchange Notes" and, together with the Notes, the "Securities"), and which are identical in all material respects to the Notes (except with respect to transfer restrictions), or to cause a shelf registration statement to become effective under the Securities Act and to remain effective for the period designated in such Registration Rights Agreement.

            1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company represents and warrants to and agrees with the Initial Purchasers that:

            (a) Each of the preliminary offering memorandum and the Offering Memorandum, as of its respective date, contains all the information that, if requested by a prospective purchaser, would be required to be provided pursuant to Rule 144A(d)(4) under the Securities Act. Each of the preliminary offering memorandum and the Offering Memorandum, as of its date did not, and the Offering Memorandum as of the Closing Date (as defined below), will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading; provided, however, that the Company makes no representation or warranty as to information contained in or omitted from the preliminary offering memorandum or the Offering Memorandum, as amended or supplemented, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchasers specifically for use therein (the "Initial Purchasers' Information"). The parties acknowledge and agree that the Initial Purchasers' Information consists solely of the statements relating to the Initial Purchasers in the second sentence of the third paragraph and the third sentence of the fourth paragraph in its entirety under the heading "Plan of Distribution" in the Offering Memorandum.

            (b) It is not required by applicable law or regulation in connection with the issuance and sale of the Notes to the Initial Purchasers and the offer, resale and delivery of the Notes in the manner contemplated by this Agreement and the Offering Memorandum, to register the Notes under the Securities Act or to qualify the Indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

            (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota, is duly qualified to

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                                       3


do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company (a "Material Adverse Effect"), and has the corporate power and authority necessary to own or hold its respective properties and to conduct the businesses in which it is engaged as described in the Offering Memorandum. As of the Closing Date, upon the consummation of the AF Sale (as defined in the Offering Memorandum), the Company will not have any subsidiaries.

            (d) On the Closing Date the Company will have an authorized capitalization of 4,500 shares of common stock all of which are issued and outstanding, and all of the issued shares of capital stock of the Company will have been duly and validly authorized and issued, will be fully paid and non-assessable.

            (e) The Company has the corporate right, power and authority to execute and deliver this Agreement, the Indenture, the Registration Rights Agreement and the Notes (collectively, the "Transaction Documents") and to perform its obligations hereunder and thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly and validly taken.

            (f) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company.

            (g) The Registration Rights Agreement has been duly authorized by the Company, and when duly executed and delivered by the Company on the Closing Date, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing.

            (h) The Indenture has been duly authorized by the Company, and when duly executed and delivered by the Company and the Trustee on the Closing Date, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing. At the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") applicable to an indenture which is qualified thereunder.

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                                                                               4


            (i) The Notes have been duly authorized by the Company, and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding, and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing.

            (j) The Transaction Documents and each of the Stockholders Agreement and Management Services Agreements (as defined in the Offering Memorandum) conform in all material respects to the description thereof contained in the Offering Memorandum.

            (k) The execution, delivery and performance of the Transaction Documents by the Company, the issuance, authentication, sale and delivery of the Notes, and compliance with the terms thereof will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such actions result in any violation of the provisions of the certificate of incorporation or by-laws of the Company or, assuming the accuracy of the representations and warranties of the Initial Purchasers contained herein, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets; and except for such consents, approvals, authorizations, registrations or qualifications as may be required under the applicable state securities laws in connection with the purchase and resale of the Notes by the Initial Purchasers, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Transaction Documents by the Company, the issuance, authentication, sale and delivery of the Notes, and compliance with the terms thereof, and the consummation by the Company of the transactions contemplated thereby.

            (l) KPMG Peat Marwick LLP are independent public accountants with respect to the Company as required by the Securities Act and the rules and regulations thereunder for financial statements included in a definitive prospectus forming part of a registration statement on Form S-1 under the Securities Act. The historical financial statements (including the related notes and supporting schedules, if any) included in the Offering Memorandum comply in all material respects with the requirements applicable to a Registration Statement on Form S-1 and have been prepared, and fairly present the financial position of the entity purported to be shown thereby at the respective dates indicated and, as applicable, the results of its operations and its cash flows for the respective periods indicated, in accordance with generally accepted accounting principles consistently

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                                                                               5


applied throughout such periods; and the financial information and financial data set forth in the Offering Memorandum under the captions "Summary Pro Forma Financial Data", "Capitalization", "Selected Historical Financial Data" and "Pro Forma Financial Information" are derived from the accounting records of the Company and fairly present the data purported to be shown. The pro forma financial statements contained in the Offering Memorandum have been prepared on a basis consistent with such historical financial statements, except for the pro forma adjustments specified therein, and include all material adjustments to the historical financial data required to reflect the transactions described in the Offering Memorandum, and give effect to assumptions made on a reasonable basis and present fairly the historical and proposed transactions contemplated by the Offering Memorandum and this Agreement.

            (m) There are no pending actions or suits or judicial, arbitral, rule-making or other administrative or other proceedings to which the Company is a party or of which any property or assets of the Company is the subject which, singularly or in the aggregate could reasonably be expected to have a Material Adverse Effect; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

            (n) No action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Notes or suspends the sale of the Notes in any jurisdiction; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued with respect to the Company which would prevent or suspend the issuance or sale of the Notes, or the use of the preliminary offering memorandum or the Offering Memorandum in any jurisdiction; no action, suit or proceeding is pending against or, to the best of the Company's knowledge, threatened against or affecting the Company, before any court or arbitrator or any governmental body, agency or official, domestic or foreign, which could reasonably be expected to interfere with or adversely affect the issuance of the Notes or in any manner draw into question the validity thereof or in any manner draw into question the validity of the Transaction Documents or any action taken or to be taken pursuant thereto.

            (o) The Company (i) is not in violation of its certificate of incorporation or by-laws, (ii) is not in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject and (iii) except as provided in Sections 1(p) and 1(v), is not in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject.

            (p) The Company possesses all material licenses, certificates, authorizations or permits issued by, and has made all declarations and filings with, the appropriate state,

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                                                                               6


federal or foreign regulatory agencies or bodies which are necessary for the ownership of its properties or the conduct of its business as described in the Offering Memorandum, except where the failure to possess or make the same would not have, singularly or in the aggregate, a Material Adverse Effect, and the Company has not received notification of any revocation or modification of any such license, certificate, authorization or permit nor has any reason to believe that any such license, certificate, authorization or permit will not be renewed.

            (q) The Company is not (i) an "investment company" or a company "controlled by" an investment company within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission thereunder or (ii) a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            (r) The Company owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of its business and has no reason to believe that the conduct of its business will conflict with, and has not received any notice of any claim of conflict with, any such rights of others.

            (s) The Company has good and indefeasible title in fee simple to, or has valid rights to lease or otherwise use, all items of real and personal property which are material to the business of the Company, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Memorandum or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or such as would not reasonably be expected to have a Material Adverse Effect.

            (t) No labor disturbance by the employees of the Company exists or, to the best knowledge of the Company, is imminent which might be expected to have a Material Adverse Effect.

            (u) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan of the Company which could have a Material Adverse Effect; each such employee benefit plan is in compliance in all material respects with applicable law, including ERISA and the Code; the Company has not incurred and does not expect to

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incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any "pension plan"; and each "pension plan" (as defined in ERISA) for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and to our knowledge, after due inquiry, nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

            (v) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company (or, to the best knowledge of the Company, any other entity, including their predecessors, for whose acts or omissions the Company is or may be liable) upon any of the property now or previously owned or leased by the Company, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company has knowledge, except for any such disposal, discharge, emission, or other release of any kind which would not have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

            (w) Since December 28, 1996 there has not been any change in the capital stock or long-term debt of the Company (other than scheduled redemptions or payments) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the management, financial position, stockholders' equity or results of operations of the Company, other than as set forth or contemplated in the Offering Memorandum.

            (x) The Company has filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and has paid all material taxes due thereon, and no tax deficiency has been determined adversely to the Company which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company, might reasonably be expected to have) a Material Adverse Effect.

            (y) Except as set forth in or contemplated by the Offering Memorandum, since December 28, 1996, the Company has not (i) issued or granted any securities (other than under plans, agreements and arrangements disclosed in, and in effect on the date of, the Offering Memorandum), (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

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                                                                               8


            (bb) There are no securities of the Company registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or listed on a national securities exchange or quoted in a U.S. automated inter-dealer quotation system.

            (cc) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")) of the Company has directly, or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on their behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the offering and sale of the Notes in a manner that would require the registration of the Notes under the Securities Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation
D) in connection with the offering of the Notes.

            (dd) Neither the Company nor its affiliates has taken, and the Company will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Notes.

            (ee) None of the proceeds of the sale of the Notes will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Notes to be considered a "purpose credit" within the meanings of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

            (ff) On the Closing Date, the Company (after giving effect to the issuance of the Notes) will be Solvent. As used in this paragraph (ff), the term "Solvent" means, with respect to a particular date, that on such date (i) the aggregate fair value (or present fair salable value) of the assets of the Company is not less than its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured in the normal course of business and (ii) the Company does not have an unreasonably small amount of capital with which to conduct its business. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

            (gg) Neither the Company nor to the best of the Company's knowledge, any director, officer, agent, employee or other person associated with or acting on behalf of the Company, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

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                                                                               9


            (hh) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (ii) The Company has and will maintain insurance covering its properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks, in each case as is adequate in its reasonable business judgment to protect the Company and its businesses. The Company has not received notice from any insurer or agent of such insurer that capital improvements or other expenditures will have to be made in order to continue such insurance.

            (jj) Except as described in "Certain Related Transactions" in the Offering Memorandum, the Company is not a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Initial Purchasers for a brokerage commission, finder's fee or like payment.

            (kk) The Notes satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

            2. PURCHASE OF THE NOTES BY THE INITIAL PURCHASERS. (a) On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions set forth herein, the Company agrees to issue and sell to the Initial Purchasers, and the Initial Purchasers agree to purchase from the Company, the principal amount of the Notes as set forth opposite the name of such Initial Purchaser on Schedule 1 hereto, at a purchase price equal to 97% of the principal amount thereof by wire transfer of immediately available funds.

            (b) The Company shall not be obligated to deliver any of the Notes, except upon payment for all of the Notes to be purchased as provided herein.

            3. SALE AND RESALE OF THE NOTES BY THE INITIAL PURCHASERS. (a) The Initial Purchasers have advised the Company that they propose to offer the Notes for resale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. Each of the Initial Purchasers hereby represents and warrants to, and agrees with, the Company that it (i) is purchasing the Notes pursuant to a private sale exempt from registration under the Securities Act,
(ii) will not solicit offers for, or offer or sell, the Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, and (iii) will solicit offers for the Notes only from, and will offer, sell or deliver the Notes, as part of its initial

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                                       10


offering, only to persons in the United States whom the Initial Purchasers reasonably believes to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the Securities Act, as such rule may be amended from time to time ("Rule 144A") or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and in each case, in transactions under Rule 144A.

            (b) The Company acknowledges and agrees that the Initial Purchasers may sell Securities to any of their respective affiliates which are Qualified Institutional Buyers and that any such affiliates may sell Securities purchased by it to the Initial Purchasers.

            4. DELIVERY OF AND PAYMENT FOR THE NOTES. (a) Delivery of and payment for the Notes shall be made at the offices of Richards & O'Neil, LLP, New York, New York, or at such other place as shall be agreed upon by the Initial Purchasers and the Company, at 10:00 A.M., New York City time, on May 21, 1997 or at such other time or date, not later than seven full business days thereafter, as shall be agreed upon by the Initial Purchasers and the Company (such date and time of payment and delivery being herein called the "Closing Date").

            (b) On the Closing Date, payment of the purchase price for the Notes shall be made to the Company by wire transfer of same-day funds to such account or accounts as the Company shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to the Initial Purchasers of the certificates evidencing the Notes. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Initial Purchasers hereunder. Upon delivery, the Notes shall be in global form, registered in such names and in such denominations as the Initial Purchasers shall request in writing not less than two full business days prior to the Closing Date. For the purpose of expediting the checking and packaging of certificates evidencing the Notes, the Company agrees to make such certificates available for inspection by the Initial Purchasers at least 24 hours prior to the Closing Date.

            5. FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with the Initial Purchasers:

            (a) To furnish to the Initial Purchasers, without charge, as many copies of the Offering Memorandum and any supplements and amendments thereto as they may reasonably request.

            (b) To advise the Initial Purchasers promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in light of the circumstances under which they were made, not misleading and not to effect such amendment or supplementation without the consent of the Initial Purchasers; to advise the Initial Purchasers promptly of any order preventing or suspending the use of the preliminary offering memorandum or the Offering Memorandum, or the suspension of the qualification of the Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of the preliminary offering memorandum or the Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time.

            (c) Prior to making any amendment or supplement to the Offering Memorandum, the Company shall furnish a copy thereof to each of the Initial Purchasers and counsel to the Initial Purchasers and will not effect any such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Company after a reasonable period to review, which shall not in any case be longer than five business days after receipt of such copy.

            (d) If, at any time prior to completion of the distribution of the Notes by the Initial Purchasers to other purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or counsel for the Company, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time it is delivered to a purchaser, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law and to furnish to the Initial Purchasers such number of copies thereof as they may reasonably request.

            (e) So long as the Notes are outstanding and are "Restricted Securities" within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Notes and prospective purchasers of Notes designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to and in compliance with
Section 13 or 15(d) of the Exchange Act.

            (f) For a period of five years following the Closing Date, to furnish to the Initial Purchasers copies of any annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the Trustee or to the holders of the Notes pursuant to the Indenture or the Exchange Act or any rule or regulation of the Commission thereunder.

            (g) To use its reasonable best efforts to qualify the Notes for sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Notes. The Company will also arrange for the determination of the eligibility for investment of the Notes under the laws of such jurisdictions as the Initial Purchasers may reasonably request. Notwithstanding the foregoing, the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction.

            (h) To use its reasonable best efforts to permit the Notes to be designated Private Offerings, Resales and Trading through Automated Linkages Market ("PORTAL") securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market and to permit the Notes to be eligible for clearance and settlement through the Depository Trust Company (the "DTC").

            (i) Not to, and will cause its affiliates (as such term is defined in Rule 501(B) under the Securities Act) not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect (except as contemplated in the Offering Memorandum or hereby) of any security (as defined in the Securities
Act) which could be integrated with the sale of the Notes in a manner which would require the registration of the Notes under the Securities Act.

            (j) Except following the effectiveness of the Exchange Offer or the Shelf Registration Statement, as the case may be, not to, and will cause its affiliates (as such term is defined in Rule 501(B) under the Securities Act) not to, and will not authorize or knowingly permit any person acting on their behalf to, solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

            (k) To apply the net proceeds from the sale of the Notes as set forth in the Offering Memorandum.

            (l) For a period of 90 days from the date of the Offering Memorandum, not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued or guaranteed by the Company or any of its subsidiaries (other than the Notes) without the prior written consent of the Initial Purchasers.

            (m) In connection with the offering, until the Initial Purchasers shall have notified the Company of the completion of the resale of the Notes, neither the Company nor any of its affiliated purchasers (as defined in Rule 10b-6 under the Exchange Act), either alone or with one or more other persons, will bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Notes, or attempt to induce any person to purchase any Notes; and neither it nor any of its affiliated purchasers will make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Notes.

            6. CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS. The obligations of the Initial Purchasers hereunder are subject to the accuracy, on the date hereof and on the Closing Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company made in any certificates delivered pursuant to provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

            (a) The Initial Purchasers shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett, counsel for the Initial Purchasers, is material or omits to state a fact which, in the opinion of such counsel is material and is required to be stated therein or is necessary to make the statements therein not misleading; and no stop order suspending the sale of the Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

            (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents, the Notes and the Offering Memorandum, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

            (c) (i) Richards & O'Neil, LLP shall have furnished to the Initial Purchasers their written opinion, as special counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Exhibit B-1 hereto and (ii) Leonard, Street and Deinard shall have furnished to the Initial Purchasers their written opinion as local counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Exhibit B-2 hereto.

            (d) The Initial Purchasers shall have received from Simpson Thacher & Bartlett, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchasers may reasonably require, and the

Company shall have furnished to such counsel such documents and information as they reasonably request for the purpose of enabling them to pass upon such matters.

            (e) With respect to the letter of KPMG Peat Marwick LLP ("KPMG") delivered to the Initial Purchasers concurrently with the execution of this Agreement (the "Initial Letter"), the Company shall have furnished to the Initial Purchasers a letter (the "Bring-Down Letter") of KPMG addressed to the Initial Purchasers and dated the Closing Date (i) confirming that they are independent public accountants within the meaning of Rule 101 of the American Institute of Certified Public Accountants' Code of Professional Conduct and its rulings and interpretations; (ii) stating, as of the date of the Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date of such Bring-Down Letter), that the conclusions and findings of the firm with respect to the financial information and other matters covered by the Initial Letter are accurate and (iii) confirming in all material respects the conclusions and findings set forth in its Initial Letter.

            (f) The Company shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of its President or any Vice President and its chief financial officer stating that (A) such officers have carefully examined the Offering Memorandum, (B) in their opinion, as of the date hereof the Offering Memorandum did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and since the date hereof, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum and (C) to the best of their knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Company in this Agreement are true and correct, the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and subsequent to the date of the most recent financial statements in the Offering Memorandum, there has been no material adverse change in the financial position or results of operations of the Company, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company, except as set forth in the Offering Memorandum.

            (g) The Initial Purchasers shall have received on the Closing Date the Registration Rights Agreement executed and delivered by duly authorized officers of the Company.

            (h) The Notes shall have been approved by the NASD for trading in the PORTAL Market.

            (i) The Indenture shall have been duly executed and delivered by the Company and the Trustee and the Notes shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

            (j) If any event shall have occurred that requires the Company under
Section 5(c) hereof to prepare an amendment or supplement to the Offering Memorandum, such amendment or supplement shall have been prepared, the Initial Purchasers shall have been given a reasonable opportunity to comment thereon, and copies thereof shall have been delivered to the Initial Purchasers reasonably in advance of the Closing Date.

            (k) There shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the reasonable judgment of the Initial Purchasers would materially impair the ability of the Initial Purchasers to purchase, hold or effect resales of the Notes as contemplated hereby.

            (l) At the Closing Date, there shall exist no default or event of default under the Indenture or the Senior Bank Facilities (as defined in the Offering Memorandum).

            (m) Since December 28, 1996, except for the transactions contemplated by the Offering Memorandum, there shall not have been any change in the capital stock or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company, the effect of which, in any such case described above, is, in the reasonable judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Notes on the terms and in the manner contemplated in the Offering Memorandum (exclusive of any supplement).

            (n) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Notes by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the rules and regulations of the Commission under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a positive upgrading) its rating of the Notes.

            (o) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in any securities of the Company on any exchange or in the over-the-counter market shall have been suspended or,
(ii) a general moratorium on commercial banking activities shall have been declared by Federal or New York State authorities, or (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war, or (iv) a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) the effect of which, in the case of this clause (iv), is, in the reasonable judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Notes on the terms and in the manner contemplated by this Agreement and the Offering Memorandum (exclusive of any supplement).

            (p) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance or sale of the Notes; and no injunction, restraining order or order of any other nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Notes.

            All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

            7. TERMINATION. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers, in their absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Sections 6(k),
(m), (n), (o) or (p) shall have occurred and be continuing.

            8. REIMBURSEMENT OF INITIAL PURCHASERS' EXPENSES. If (a) this Agreement shall have been terminated pursuant to Section 7, (b) the Company shall fail to tender the Notes for delivery to the Initial Purchasers for any reason permitted under this Agreement or (c) the Initial Purchasers shall decline to purchase the Notes for any reason permitted under this Agreement, the Company shall reimburse the Initial Purchasers for the reasonable fees and expenses of their counsel and for such other reasonable out-of-pocket expenses as shall have been reasonably incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Notes.

            9. INDEMNIFICATION. (a) The Company shall indemnify and hold harmless the Initial Purchasers, their respective affiliates, and their respective officers, directors, employees, representatives and agents, and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 9 and Section 10 as the Initial Purchasers) from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which that Initial Purchasers may become subject, under the Securities Act, the Exchange Act or any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary offering memorandum or the Offering Memorandum or in any amendment or supplement thereto or any information provided by the Company pursuant to Section 5(e) hereof or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Initial Purchasers promptly upon demand for any legal or other expenses reasonably incurred by the Initial Purchasers in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Initial Purchasers' Information; and provided further that with respect to any such untrue statement or omission made in the preliminary offering memorandum, the indemnity agreement contained in this Section 9(a) shall not inure to the benefit of the Initial Purchasers, to the extent that the sale to the person asserting any such loss, claim, damage, liability or action was an initial resale by the Initial Purchasers and any such loss, claim, damage, liability or action is a result of the fact that both (i) to the extent required by applicable law, a copy of the Offering Memorandum was not sent or given to such person at or prior to the written confirmation of the sale of such Notes to such person, and (ii) the untrue statement or omission in the preliminary offering memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the Offering Memorandum was a result of non-compliance by the Company with Section 5(c).

            (b) The Initial Purchasers shall, severally and not jointly, indemnify and hold harmless the Company, its affiliates, and its officers, directors, employees, representatives and agents, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 9 and Section 10 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, under the Securities Act, the Exchange Act or any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary offering memorandum or the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Initial Purchasers' Information, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.

            (c) Promptly after receipt by an indemnified party under this
Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this
Section 9 except to the extent that such indemnifying party has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, it shall notify the indemnifying party thereof, and the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that each indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party,
(2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 9(a) and 9(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

            The obligations of the Company and the Initial Purchasers in this
Section 9 and in Section 10 are in addition to any other liability which the Company or the Initial Purchasers, as the case may be, may otherwise have.

            10. CONTRIBUTION. If the indemnification provided for in Section 9 is unavailable or insufficient to hold harmless an indemnified party under
Section 9(a) or 9(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Notes under this Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Initial Purchasers' Information on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10, Initial Purchasers shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes sold and distributed by it was offered to purchasers exceeds the amount of any damages which the Initial Purchasers have otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            11. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 9 and 10 with respect to affiliates, officers, directors, employees, representatives, agents and controlling persons of the Company and the Initial Purchasers and in Section 5(f) with respect to holders and prospective purchasers of the Notes. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

            12. EXPENSES. The Company agrees with the Initial Purchasers to pay
(a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Notes and any taxes payable in that connection, (b) the costs incident to the preparation and printing of the preliminary offering memorandum and the Offering Memorandum and any amendments or supplements thereto, (c) the costs of distributing the preliminary offering memorandum and the Offering Memorandum and any amendments or supplements thereto, (d) the costs of printing, reproducing and distributing the Transaction Documents, (e) the costs incident to the preparation, printing and delivery of the certificates representing the Notes, including stamp duties and stock transfer taxes, if any, payable upon issuance of any of the Notes, (f) the fees and disbursements of the Company's counsel and accountants, (g) the fees and disbursements of accountants for the Company, (h) any fees charged by rating agencies for rating the Notes, (i) the fees and expenses of qualifying the Notes under securities laws of the several jurisdictions as provided in Section 5(g) and of preparing, printing and distributing a Blue Sky memorandum (including related reasonable fees and expenses of Simpson Thacher & Bartlett, counsel to the Initial Purchasers), (j) the fees and expenses of the Trustee and any paying agent, (including related fees and expenses of any counsel for such parties), (k) all expenses and listing fees incurred in connection with the application for quotation of the Notes on the PORTAL Market and the approval of the Notes for book-entry transfer by The Depository Trust Company, and (l) all other reasonable costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section; provided, however, that except as provided in this Section 12 and Section 8, the Initial Purchasers shall pay their own costs and expenses, including the costs and expenses of their counsel.

            13. SURVIVAL. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Initial Purchasers contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

            14. NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and:

                  (a) if to the Initial Purchasers, shall be delivered or sent by mail or facsimile transmission to c/o Chase Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: James C. Neary (Fax: 212-270- 0994); or

                  (b) if to the Company, shall be delivered or sent by mail or facsimile transmission to the address of the Company: Two Maryland Farms, Suite 301, Brentwood, Tennessee 37027, Attn: Robert V. Dale, with a copy to Nancy Young, Esq., Richards & O'Neil, LLP, 885 Third Avenue, New York, New York 10022.

provided, however, that any notice to the Initial Purchasers pursuant to Section 9(c) shall be delivered or sent by mail to the Initial Purchasers at c/o Chase Securities Inc., 270 Park Avenue, 39th Floor, New York, New York 10017,
Attention: Legal Department. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

            15. DEFINITION OF TERMS. For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange, Inc. is open for trading.

            16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

            17. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

            18. AMENDMENTS. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

            19. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument will become a binding agreement among the Company and the Initial Purchasers in accordance with its terms.

                                        Very truly yours,

                                        WINDY HILL PET FOOD ACQUISITION CO.


                                        By: /s/ Ray Chung
                                            ----------------------------------
                                              Name:  Ray Chung
                                              Title: Executive Vice President

Accepted:

CHASE SECURITIES INC.


By: /s/ Joseph C. Purcell
    ----------------------------------
      Authorized Signatory


CREDIT SUISSE FIRST BOSTON CORPORATION


By: /s/ M.W. Kennelly
    ----------------------------------
      Authorized Signatory

                                                                   EXHIBIT B-1


                              FORM OF OPINION OF
                             RICHARDS & O'NEIL LLP

            Richards & O'Neil LLP shall furnish to the Initial Purchasers their written opinion, as special counsel to Windy Hill Pet Food Acquisition Co. (the "MergerSub") and the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that:

                       1. Assuming that each of the Purchase Agreement and the
            Registration Rights Agreement has been duly authorized and executed, the Purchase Agreement has been duly delivered by the MergerSub and the Registration Rights Agreement has been duly delivered by the Company, and each of the Purchase Agreement and the Registration Rights Agreement constitutes a valid and legally binding agreement, enforceable against such party in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                       2. Assuming that the Indenture has been duly authorized
            and executed by the Company and, assuming due authorization, execution and delivery thereof by the Trustee, the Indenture has been duly delivered by the Company, and constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                       3. Assuming that the Notes have been duly authorized,
            executed and issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with the Purchase Agreement, the Notes will constitute valid and legally binding obligations of the Company enforceable in accordance with their respective terms, except as the enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). The statements made in the Offering Memorandum under the caption "Description of Notes" and "Exchange and Registration Rights Agreement," insofar as they purport to constitute summaries of certain terms of the Indenture, the Notes

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            and the Registration Rights Agreement, constitute accurate summaries of the terms of such documents in all material respects.

                       4. The execution, delivery and performance by the Company
            of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Notes and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not result in any violation of the provisions of the charter or by-laws of the Company or any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets except for such as would not have a Material Adverse Effect; and to our knowledge no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by the Company of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Notes and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, filings, registrations or qualifications (i) which have been obtained or made prior to the Closing Date and (ii) as may be required to be obtained or made under the Securities Act and applicable state securities laws as provided in the Registration Rights Agreement.

                       5. Neither the consummation of the transactions
            contemplated by this Agreement nor the sale, issuance, execution or delivery of the Notes will violate Regulation G, T, U or X of the Federal Reserve Board.

                       6. To the knowledge of such counsel, there is no
            litigation or other proceedings to which the Company is a party which questions the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto.

                       7. The Company is not an "investment company" or a
            company "controlled" by an investment company within the meaning of the Investment Company Act.

                       8. Assuming (i) the accuracy of the representations,
            warranties and agreements of the Company and of the Initial Purchasers contained in the Purchase Agreement and (ii) that the persons who buy the Notes in the initial resale thereof are Qualified Institutional Buyers, the issuance and sale of the Notes and the offer, resale and delivery of the Notes in the manner contemplated in the Offering Memorandum and the Purchase Agreement, are

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            exempt from the registration requirements of the Securities Act and it is not necessary to qualify the Indenture under the Trust Indenture Act.

            Such counsel shall state that they have participated in conferences with representatives of the Company and with representatives of its independent accountants, and you and your counsel at which conferences the contents of the Offering Memorandum, any amendment thereof and supplement thereto and related matters were discussed, and, although such counsel assume no responsibility for the factual accuracy or completeness of the Offering Memorandum, any amendment thereof or supplement thereto (except as expressly provided above), such counsel believes that the Offering Memorandum or any amendment thereof or supplement thereto (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no belief) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            In rendering such opinion, such counsel may rely (i) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials which are furnished to the Initial Purchasers and (ii) with respect to the due authorization, execution and delivery of the Transaction Documents by the Company, on the opinion of Leonard, Street and Deinard.

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                                                                   EXHIBIT B-2

                              FORM OF OPINION OF
                          LEONARD, STREET AND DEINARD

            Leonard, Street and Deinard shall furnish to the Initial Purchasers their written opinion, as local counsel to Windy Hill Pet Food Acquisition Co. ("MergerSub") and the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that:

                       1. The Company has been duly incorporated and is validly
            existing as a corporation in good standing under the laws of the State of Minnesota, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged as described in the Offering Memorandum. To such counsel's knowledge, upon consummation of the AF Sale (as defined in the Offering Memorandum), the Company has no subsidiaries except for certain dormant subsidiaries listed on Annex A.

                       2. The Company's authorized capitalization is 4,500
            shares of common stock all of which are issued and outstanding, and, to such counsel's knowledge all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

                       3. The Company has the corporate right, power and
            authority to execute and deliver the Transaction Documents and to perform its obligations thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly and validly taken.

                       4. The Purchase Agreement has been duly authorized,
            executed and delivered by MergerSub.

                       5. Each of the Registration Rights Agreement and the
            Indenture has been duly authorized, executed and delivered by the Company.

                       6. The Notes have been duly authorized, executed and
            issued by the Company.

                       7. The execution, delivery and performance by MergerSub
            of the Purchase Agreement and by the Company of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Notes and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not

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            conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the MergerSub or the Company pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument set forth on Schedule A to which the Company is a party or by which the MergerSub or the Company is bound or to which any of the property or assets of the MergerSub or the Company is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any Minnesota statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the MergerSub or the Company or any of its properties or assets except for such conflicts, breaches, violations, defaults, liens, charges or encumbrances as would not have a Material Adverse Effect; and to our knowledge no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by the MergerSub of the Purchase Agreement and by the Company of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Securities and compliance by the MergerSub or the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, filings, registrations or qualifications (i) which have been obtained or made prior to the Closing Date and (ii) as may be required to be obtained or made under the Securities Act and applicable state securities laws as provided in the Registration Rights Agreement.

            In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the MergerSub or the Company and public officials which are furnished to the Initial Purchasers.
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                                   Schedule 1

                                                Principal Amount
                                                of Notes to
Initial Purchaser                               Be Purchased
-----------------                               ----------------

Chase Securities Inc.                           $  60,000,000
Credit Suisse First Boston Corporation             60,000,000
                                                $ 120,000,000
                                                =============